Goodwill and Intangible Assets	9 Months Ended
Sep. 30, 2026
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

10. GOODWILL AND INTANGIBLE ASSETS

During the three months ended September 30, 2026, the Company assessed the most sensitive assumptions to determine whether there were any changes in the key assumptions used in the impairment test performed as of March 31, 2026. Based on this assessment, for both the GEO segment and LEO segment, the Company determined that no indicators of impairment due to events or changes in circumstances had occurred that would indicate a potential impairment of the GEO segment or its related GEO CGUs, and the LEO segment as of September 30, 2026.

Based on the analysis performed in the first quarter of 2026 for the GEO segment and related CGUs, the Company identified indicators of impairment, primarily as a result of an increase in the discount rate range from 9.3% – 10.3% used in the December 31, 2025 impairment test to 10.3% – 11.3%, reflecting changes in market-based inputs. Consequently, the Company performed impairment analyses as of March 31, 2026 for the GEO segment and GEO CGUs and recognized an impairment loss of $84.5 million against goodwill relating to the GEO segment. Management assessed whether indicators of impairment existed as of September 30, 2026, and concluded that no indicators were present. Therefore, no additional impairment testing was required, and no additional impairment was recognized.

Sensitivities

The impairment analysis performed as of March 31, 2026 showed that an increase of 1% in the discount rate would have resulted in an increase in the corresponding impairment charge of $43.7 million.

Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and different estimates could have resulted in a different fair value.